Exhibit 4(ii) under Form N-1A
                      Exhibit 3(c) under Item 601/Reg. S-K


                           FEDERATED INSURANCE SERIES
                            FEDERATED UTILITY FUND II

NUMBER                                                                  SHARES
_____                         PORTFOLIO                         _____

ACCOUNT NO.   ALPHA CODE   ORGANIZED UNDER THE   SEE REVERSE SIDE FOR
                           LAWS OF THE            CERTAIN DEFINITIONS
                           COMMONWEALTH OF
                           MASSACHUSETTS


THIS IS TO CERTIFY THAT     is the owner of





                                                                 CUSIP 313916108


                                                               Fully
                                                            Paid and
                                                            Non-Assessable
                                                            Shares of
                                                            Beneficial
                                                            Interest of
                                                            the
                                                            FEDERATED
                                                            UTILITY FUND
                                                            II Portfolio
                                                            of FEDERATED
                                                            INSURANCE
                                                            SERIES
hereafter called the "Trust," transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer
Agent.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                                       FEDERATED INSURANCE SERIES
                                 Corporate Seal
                                      1993
                                  Massachusetts



/s/    David M. Taylor                     /s/ John F. Donahue
       Treasurer                                 Chairman


     Countersigned:        Federated Shareholder   Services Company (Pittsburgh)
                           Transfer Agent
     By:
                                                 Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian...
TEN ENT -  as tenants by the entirety        (Cust)  (Minor)
JT TEN -   as joint tenants with the right   under Uniform Gifts to of
               survivorship and not as         Minors Act
           tenants in common                 (State)

         Additional abbreviations may also be used though not in the above list.

         For value received__________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


-----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________
_____________________________________________________________ Attorney to
transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                         NOTICE:______________________________
                                         THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND
                                         WITH THE NAME AS WRITTEN
                                         UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY
                                         PARTICULAR, WITHOUT
                                         ALTERATION OR ENLARGEMENT
                                         OR ANY CHANGE WHATEVER.


ALL PERSONS DEALING WITH FEDERATED INSURANCE SERIES, A MASSACHUSETTS BUSINESS TRUST, MUST LOOK SOLELY TO THE TRUST PROPERTY FOR THE ENFORCEMENT OF ANY CLAIM AGAINST THE TRUST, AS THE TRUSTEES, OFFICERS, AGENTS OR SHAREHOLDERS OF THE TRUST ASSUME NO PERSONAL LIABILITY WHATSOEVER FOR OBLIGATIONS ENTERED INTO ON BEHALF OF THE TRUST.

                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.       The Certificate is outlined by a brown one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.       The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

         The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.